Exhibit 99, Table of Transactions

David D. Mandarich, August 7, 2008 Transaction

Sold 2 shares at $39.40

Sold 100 shares at $39.43

Sold 100 shares at $39.43

Sold 200 shares at $39.44

Sold 200 shares at $39.44

Sold 700 shares at $39.46

Sold 100 shares at $39.50

Sold 500 shares at $39.51

Sold 120 shares at $39.51

Sold 400 shares at $39.52

Sold 998 shares at $39.53

Sold 800 shares at $39.55

Sold 680 shares at $39.56

Sold 200 shares at $39.58

Sold 100 shares at $39.59

Sold 800 shares at $39.59

Sold 1085 shares at $39.60

Sold 100 shares at $39.62

Sold 300 shares at $39.63

Sold 600 shares at $39.64

Sold 564 shares at $39.65

Sold 2300 shares at $39.66

Sold 200 shares at $39.67

Sold 100 shares at $39.68

Sold 3800 shares at $39.68

Sold 700 shares at $39.69

Sold 800 shares at $39.70

Sold 2091 shares at $39.72

Sold 1136 shares at $39.73

Sold 1200 shares at $39.74

Sold 1663 shares at $39.75

Sold 809 shares at $39.76

Sold 200 shares at $39.77

Sold 600 shares at $39.77

Sold 100 shares at $39.78

Sold 2228 shares at $39.78

Sold 4241 shares at $39.79

Sold 4110 shares at $39.80

Sold 100 shares at $39.81

Sold 100 shares at $39.81

Sold 890 shares at $39.81

Sold 579 shares at $39.82

Sold 100 shares at $39.83

Sold 2200 shares at $39.83

Sold 100 shares at $39.84

Sold 2864 shares at $39.84

Sold 687 shares at $39.85

Sold 100 shares at $39.86

Sold 600 shares at $39.86

Sold 800 shares at $39.87

Sold 700 shares at $39.88

Sold 900 shares at $39.89

Sold 200 shares at $39.89

Sold 500 shares at $39.90

Sold 1500 shares at $39.90

Sold 2802 shares at $39.91

Sold 100 shares at $39.91

Sold 100 shares at $39.92

Sold 2100 shares at $39.92

Sold 300 shares at $39.93

Sold 100 shares at $39.93

Sold 1317 shares at $39.93

Sold 500 shares at $39.94

Sold 200 shares at $39.94

Sold 3400 shares at $39.94

Sold 100 shares at $39.95

Sold 1802 shares at $39.95

Sold 2706 shares at $39.96

Sold 4695 shares at $39.97

Sold 1100 shares at $39.98

Sold 100 shares at $39.98

Sold 4095 shares at $39.98

Sold 300 shares at $39.99

Sold 1600 shares at $39.99

Sold 3000 shares at $40.00

Sold 100 shares at $40.01

Sold 1000 shares at $40.01

Sold 2254 shares at $40.02

Sold 511 shares at $40.03

Sold 100 shares at $40.04

Sold 900 shares at $40.04

Sold 100 shares at $40.05

Sold 1863 shares at $40.05

Sold 400 shares at $40.06

Sold 1399 shares at $40.07

Sold 1300 shares at $40.08

Sold 1559 shares at $40.09

Sold 1400 shares at $40.10

Sold 100 shares at $40.11

Sold 1600 shares at $40.11

Sold 100 shares at $40.12

Sold 1500 shares at $40.12

Sold 200 shares at $40.13

Sold 1867 shares at $40.13

Sold 400 shares at $40.14

Sold 3260 shares at $40.14

Sold 200 shares at $40.15

Sold 1235 shares at $40.15

Sold 100 shares at $40.16

Sold 1447 shares at $40.16

Sold 100 shares at $40.17

Sold 1300 shares at $40.17

Sold 200 shares at $40.18

Sold 800 shares at $40.18

Sold 3480 shares at $40.19

Sold 400 shares at $40.20

Sold 3113 shares at $40.20

Sold 100 shares at $40.20

Sold 800 shares at $40.21

Sold 600 shares at $40.22

Sold 2540 shares at $40.22

Sold 200 shares at $40.22

Sold 300 shares at $40.23

Sold 500 shares at $40.23

Sold 1100 shares at $40.24

Sold 2200 shares at $40.24

Sold 500 shares at $40.25

Sold 2600 shares at $40.25

Sold 4020 shares at $40.26

Sold 100 shares at $40.27

Sold 500 shares at $40.27

Sold 300 shares at $40.28

Sold 400 shares at $40.29

Sold 100 shares at $40.29

Sold 700 shares at $40.29

Sold 1344 shares at $40.30

Sold 100 shares at $40.31

Sold 2700 shares at $40.31

Sold 200 shares at $40.32

Sold 100 shares at $40.32

Sold 900 shares at $40.32

Sold 1369 shares at $40.33

Sold 821 shares at $40.34

Sold 900 shares at $40.35

Sold 1200 shares at $40.36

Sold 500 shares at $40.38

Sold 1500 shares at $40.39

Sold 100 shares at $40.39

Sold 300 shares at $40.40

Sold 1100 shares at $40.40

Sold 300 shares at $40.41

Sold 2317 shares at $40.41

Sold 1241 shares at $40.42

Sold 100 shares at $40.45

Sold 100 shares at $40.45

Sold 300 shares at $40.47

Sold 700 shares at $40.48

Sold 663 shares at $40.49

Sold 500 shares at $40.50

Sold 16 shares at $40.50

Sold 200 shares at $40.51

Sold 206 shares at $40.51

Sold 11 shares at $40.52

Sold 100 shares at $40.56

150,000 total shares sold at an average sale price of $40.0141 per share.